CB&I Investor Presentation

Credit Suisse Conference

June 4, 2015

The Most Complete Energy Infrastructure Focused Company in the World



CB&I

This presentation contains forward-looking statements regarding CB&I and represents our expectations and beliefs concerning future events. These forward-looking statements are intended to be covered by the safe harbor for forward-looking statements provided by the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve known and unknown risks and uncertainties. When considering any statements that are predictive in nature, depend upon or refer to future events or conditions, or use or contain words, terms, phrases, or expressions such as "achieve", "forecast", "plan", "propose", "strategy", "envision", "hope", "will", "continue", "potential", "expect", "believe", "anticipate", "project", "estimate", "predict", "intend", "should", "could", "may", "might", or similar forward-looking statements, we refer you to the cautionary statements concerning risk factors and "Forward-Looking Statements" described under "Risk Factors" in Item 1A of our Annual Report filed on Form 10-K filed with the SEC for the year ended December 31, 2014, and any updates to those risk factors or "Forward-Looking Statements" included in our subsequent Quarterly Reports on Form 10-Q filed with the SEC, which cautionary statements are incorporated herein by reference.

- Market Cap $5.9 Billion (May 2015)
- $30 Billion Backlog (March 31, 2015)
- Over 54,000 employees worldwide
- 125 years of experience and expertise in reliable solutions
- Relentless focus on safety: 0.01 LTIR in Q1


CB&I
NATIONAL SAFETY COUNCIL
Charter Member






Q1 2015 Operating Income
$246.8 million


Fabrication Services
Technology
Capital Services
Engineering & Construction

Technology

- Licensed technology
- Proprietary catalysts
- Technical services

Engineering & Construction

- Engineering
- Procurement
- Construction
- Commissioning

Fabrication Services

- Fabrication & erection
- Process & nuclear modularization
- Pipe fitting and distribution
- Engineered products
- Specialty equipment

Capital Services

- Program management
- Maintenance services
- Remediation and restoration
- Emergency response
- Environmental consulting

More Complete Supply Chain Solution


Technology
FEED
Permitting
Engineering
Procurement
Fabrication
Construction
Operations & Maintenance
Close-out
Traditional EPC solutions
Specialized project lifecycle offerings
Vertically Integrated
Project Lifecycle

- Add value throughout the project lifecycle
- Operational consistency through standardization

Direct Hire Advantage



Attract & Recruit	Train	Retain
▪ Established processes, procedures and systems for large-scale, mass recruitment	▪ Continuous Safety training	▪ Company of choice
▪ Established recruiting hubs within areas of projected growth	▪ Craft labor training	▪ Career path plans
▪ Available resources to recruit qualified craft labor (e.g., databases, agencies)	▪ Supervisor's training	▪ Future employment opportunities
	▪ Project managers academy	▪ Mentorship

Experience and Global Reach


125 years
100+ years
70+ years
70+ years
50+ years
75+ years
75+ years

Diversification Across Energy Infrastructure


Hydroelectric
Gas Processing Plant
Clean Coal
Liquefaction Plant
LPG Export Terminal
Well Platform
Residential and Commercial Gas Markets
Petrochemical Processing
LNG Tanker
LPG Tanker
LPG Import Terminal
Refinery
Floating LNG Tanker
Peak Shaving Facility
Oil Tanker
Offshore Production Platform
Petrochemical Processing
Regasification Plant
Electric Power Generation
Fabrication
Well Platform
Gas Processing Plant
Nuclear Power Plant

Capabilities

- Petrochemical, gas processing and refining technologies
- Specialty catalysts
- Consulting and technical services

Differentiation

- Most complete portfolio of olefins technologies
- World leader in heavy oil upgrading technologies
- Breadth of technologies provides complete solutions

Strategic Benefit

- Recurring earnings streams
- Operating income driver
- Early visibility to customers







Engineering & Construction Overview

Capabilities

- Engineering, procurement, and construction (EPC)
- Oil and Gas
- Power
- Increasing use of modularization

Differentiation

- Market position
- Contracting flexibility
- Global footprint
- Self-perform capabilities

Strategic Benefit

- Critical mass
- Revenue driver
- Nuclear uprate opportunities







Fabrication Services Overview

Capabilities

- Engineering, procurement, fabrication, and erection of bulk liquid and gas storage, nuclear containment and other specialty structures
- Pipe and structural fabrication; process & nuclear modules; pipe & fitting distribution
- Self-perform fabrication and erection capabilities worldwide
- Proprietary equipment and engineered products

Differentiation

- Brand leadership; mega project capability in plate structures, pipe fabrication, modules
- Large-scale fabrication facilities and yards throughout the world
- Induction bending technology drives quality and savings

Strategic Benefit

- Stable business underpinning
- Diversification of offerings
- Client access





Capital Services Overview

Capabilities

- Environmental Consulting, Engineering and Remediation & Restoration
- Plant services, including maintenance, upgrades and uprates, modifications and refueling
- Program management (e.g., M&O of military installations, energy efficiency)
- EPC of infrastructure for government related projects
- Support for emergency response and disaster recovery
- Mission-Critical Support Operations

Differentiation

- Most comprehensive provider of products and services
- Proprietary programs and products for waste clean-up
- Rapid mobilization of qualified early responders

Strategic Benefit

- Diversification reduces impact of market cyclicality
- Stable business underpinning
- Broadens offering to existing CB&I clients (synergy)
- Worldwide governmental relationships







Revenue/Backlog



$35
$30
$25
$20
$15
$10
$5
$0
Billions
Backlog
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015 Guidance

- *2015 revenues illustrate 2015 guidance range of $14.4b to $15.2b*

** *Backlog as of December 31, 2014 ($30.4b)*


$14
$12
$10
$8
$6
$4
$2
$0
CB&I EPS
15%
12%
9%
6%
3%
0%
-3%
-6%
Operating Income
CB&I
2.04
2.55
3.14
4.91
5.21
2010
2011
2012*
2013*
2014*
2015

* 2012-2014 EPS and Operating Income exclude acquisition and integration costs (see reconciliation to US GAAP at the end of this presentation).
** Representative U.S. Peers
*** 2015 EPS illustrates 2015 guidance range of $5.55 to $6.05

Source: CapIQ

SG&A Control


6%
5%
4%
3%
2%
1%
0%
$600
$500
$400
$300
$200
$100
$0
5.1%
4.5%
4.2%
3.4%
3.1%
2.7%
2.3%
2.1%
1.4%
1.3%
$185
$206
$228
$379
$405
2010
2011
2012
2013
2014
SG&A ($ millions)
% of Revenue
% of Backlog

SG&A

- Well controlled
- Continued improvement

Continued Capital Strategy

Capital Strategy

Deliver Value to Shareholders

- Significant flexibility and availability for share repurchase activity
- Quarterly cash dividends

Conservative and flexible capital structure

- Adequate bank facility capacity
- Manageable debt service, with flexibility to reduce debt
- Minimal interest rate risk

Support Strategic Growth Opportunities

- Investments in Technology and Fabrication
- Complementary of business model

2015 Guidance

Revenue:	$14.4 – $15.2 billion
EPS:	$5.55 – $6.05

Operating Margin Profiles

Engineering & Construction:	4-7%
Technology:	25-30%
Fabrication Services:	10-13%
Capital Services:	3-6%









Summary

- Fully integrated capabilities and diversified business model
- Robust processes, systems and tools to support project execution
- Proactive management of trends
- Strong underpinning work with quick book-to-burn conversion
- Healthy mix of work from mega projects to stable underpinning
- Direct hire advantage with expertise recruiting, training and retaining labor






Supplemental Information

Chicago Bridge & Iron Company N.V.
Reconciliation of Non-GAAP Supplemental Information
(in thousands, except per share data)

	Twelve Months Ended December 31,		
	2014	2013	2012
Adjusted income from operations			
Income from operations	$ 982,608	$ 684,508	$455,643
Acquisition and integration related costs	39,685	95,737	11,000
Adjusted income from operations	$ 1,022,293	$ 780,245	$466,643
Adjusted % of Revenue	*7.9 %*	*7.0%*	8.5%
Adjusted net income attributable to CB&I			
Net income attributable to CB&I	$ 543,607	$ 454,120	$301,655
Acquisition and integration related costs, net of tax(1)	25,088	73,316	7,143
Adjusted net income attributable to CB&I	$ 568,695	$ 527,436	$308,798
Adjusted net income attributable to CB&I per share			
Net income attributable to CB&I	$ 4.98	$ 4.23	$3.07
Acquisition and integration related costs, net of tax(1)	0.23	0.68	0.07
Adjusted net income attributable to CB&I	$ 5.21	$ 4.91	$3.14

(1) The twelve month period ended December 31, 2014 includes $39,685 of integration related costs, less the tax impact of $14,597. The per share amount for the twelve month period is based upon diluted weighted average shares of 109,122.

The twelve month period ended December 31, 2013 includes $95,737 of acquisition and integration related costs, and $10,517 of acquisition related pre-closing financing costs and one-time financial commitments (both included in interest expense and recorded in Q1 2013). These costs total $106,254, less the tax impact of $32,938. The per share amount for the twelve month period is based upon diluted weighted average shares of 107,452.

The twelve month period ended December 31, 2012 includes $11,000 of acquisition and integration related costs, less the tax impact of $3,857. The per share amount for the twelve month period is based upon diluted weighted average shares of 98,231.






